Exhibit 10.2(4)

Execution Copy

AMENDMENT NUMBER FOUR

TO THE

UPS SAVINGS PLAN

AMENDMENT AND RESTATEMENT

EFFECTIVE AS OF DECEMBER 31, 2008

WHEREAS, United Parcel Service of America, Inc. (the “Company”) and its affiliated corporations maintain the UPS Savings Plan (the “Plan”) amended and restated effective as of December 31, 2008;

WHEREAS, the Board of Directors of the Company (“Board”) reserved the right in Section 14.1 of the Plan to amend, modify or change the Plan from time to time;

WHEREAS, the SavingsPLUS Contribution was reinstated effective as of January 1, 2011;

WHEREAS, the Board desires to amend the definition of Eligible Compensation used to determine the SavingsPLUS Contribution to exclude all MIP Awards; and

WHEREAS, no MIP Awards have been made in 2011 as of the effective date of this amendment.

NOW THEREFORE, pursuant to the authority vested in the Board of Directors of United Parcel Service of America, Inc. by Section 14.1 of the UPS Savings Plan (“Plan”), Section 1.19(d) is hereby amended, effective as of May 1, 2011, to read as follows:

(d) MIP awards (other than the portion payable solely in the form of cash for purposes of determining Pre-Tax Contributions and After-Tax Contributions);

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action taken by its Board of Directors and/or its Executive Committee has caused this Amendment Number Four to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ Teri P. McClure	/s/ D. Scott Davis
Teri P. McClure Secretary	D. Scott Davis Chairman

Date: May 26th, 2011	Date: May 26th, 2011